UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2023

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (c)

Effective July 1, 2023, Randy May was appointed Chief Executive Officer and resigned from his role as Executive Chairman, and Jay Puchir resigned from his role as Chief Executive Officer, of White River Energy Corp (the “Company”). Mr. May remains Chairman of the Board of Directors of the Company in a non-officer capacity, and Mr. Puchir remains Chief Financial Officer of the Company.

Additionally, Mr. Puchir is the manager of the Company’s indirect wholly-owned subsidiary, White River Energy Partners Management I, LLC (“WR Fund Manager”). WR Fund Manager is the managing general partner of an investment partnership (the “Fund”) the Company created to invest in oil and gas wells another Company subsidiary will drill. He also acts as Fund Manager for the Fund and is expected to serve as the sole Fund Manager of future product offerings through WR Fund Manager.

Description of the five-year business experience, compensatory arrangements and related party transactions of Mr. May, which other than updated biographical information were unaffected by the foregoing events, has previously been disclosed by the Company in its filings with the Securities and Exchange Commission, most recently in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2023 filed on June 29, 2023.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2023, the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws to eliminate the position and duties of Executive Chairman. A copy of the amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Amendment No. 1 to the Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: July 7, 2023	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Financial Officer